Exhibit 10.2
Execution
SECURED PROMISSORY NOTE

$1,250,000.00	December 22, 2009
          FOR VALUE RECEIVED, the undersigned, Health Benefits Direct Corporation, a Delaware corporation (the “Parent”), Insurance Specialist Group Inc., a Florida corporation (“Insurance Specialist Group”), HBDC II, Inc., a Delaware corporation (“HBDC”), Insurint Corporation, a Delaware corporation (“Insurint”), Platinum Partners, LLC, a Florida limited liability company (“Platinum Partners”), InsPro Technologies, LLC, a Delaware limited liability company (“InsPro” and collectively with Insurance Specialist Group, HBDC, Insurint, and Platinum Partners, the “Subsidiaries” and collectively with the Subsidiaries and the Parent, the “Makers”) HEREBY PROMISE TO PAY to the order of The Co-Investment Fund II, L.P. or its successors and assigns (hereinafter referred to as “Payee”) in the manner and at the times set forth below the principal amount of ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000.00) in lawful money of the United States of America and in same day funds or by certified check, and to pay interest on the unpaid principal amount of this Secured Promissory Note (this “Note”) as set forth in Section 2.1 below from the Effective Date (as defined below) until such principal amount is paid in full. This Note evidences a Loan made pursuant to the terms of the Loan Agreement (as defined below). Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement.
ARTICLE 1
DEFINITIONS
          1.1 Certain Defined Terms. As used in this Note, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
          “Business Day” means a day of the year on which banks are not required or authorized to close in the Commonwealth of Pennsylvania.
          “Effective Date” means December 22, 2009.
          “Event of Default” has the meaning set forth in the Loan Agreement
          “Loan” has the meaning set forth in the Loan Agreement
          “Loan Agreement” means the Loan Agreement dated the date hereof by and among Makers and Payee.
          “Loan Documents” has the meaning set forth in the Loan Agreement.
          “Maturity Date” means December 22, 2010

          1.2 Computation of Time Periods. In this Note in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”
ARTICLE 2
PAYMENT
          2.1 Interest. Interest shall accrue on any unpaid principal balance of this Note at the annual rate of 8%; provided, however, that such rate shall increase to 11% upon an Event of Default and remain at such increased rate until such Event of Default is cured. All accrued interest shall be paid on the Maturity Date. All computations of interest shall be made by the Lender on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.
          2.2 Principal. On the Maturity Date, Makers shall pay all principal of the Note remaining outstanding, together will all accrued interest and other amounts due under this Note.
          2.3. Prepayment. Makers may prepay this Note at any time in whole or in part without payment of penalty or unearned interest; provided, however, that any such prepayment of principal shall be accompanied by the payment of interest accrued to the date of such prepayment and all costs, expenses or charges then owed to Payee pursuant to this Note.
          2.4 Payments. Maker shall make each payment hereunder not later than 3:00 P.M. (Philadelphia time) on the day when due in U.S. Dollars to the Payee at its offices in same day funds. Whenever any payment under this Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.
ARTICLE 3
EVENTS OF DEFAULT
     3.1 Events of Default. If an Event of Default occurs and is continuing, in addition to acceleration as provided in the Loan Agreement and the rights and remedies of Payee set forth in the Loan Documents, Payee may exercise all rights and pursue all available remedies by proceeding at law or in equity to collect the payment of principal of and/or interest on this Note or to enforce the performance of any provision of the Note, such remedies being cumulative, non-exclusive, and enforceable alternatively, successively or concurrently. Any delay or omission by Payee in exercising any right or remedy accruing upon an Event of Default shall not impair such right or remedy or constitute a waiver of or acquiescence in such Event of Default.

     3.2 No Waiver By Payee. No delay, failure or discontinuance by or of Payee in exercising any right, power or remedy under this Note or at law or equity shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, consent or approval of any kind by Payee of any breach of or default under this Note must be in writing and shall be effective only in the instance and to the extent set forth in such writing. The rights and remedies provided herein and in the Loan Documents are cumulative and not exclusive and are in addition to all others that may be provided by application of law and other agreements and documents.
     3.3 Waiver by Maker. Makers hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.
ARTICLE 4
MISCELLANEOUS
          4.1 Ranking. The indebtedness evidenced by this Note shall be senior in priority to all the indebtedness of the Makers, subject to Permitted Liens.
          4.2 Notices, Etc. All notices or other communications to be given hereunder shall be in writing and shall be given in accordance with the provisions of Section 10(e) of the Loan Agreement by the sender.
          4.3 Binding Effect. This Note shall (a) be binding upon Makers and their successors and assigns and (b) be binding upon and inure to the benefit of Payee and their successors and assigns, except that Makers shall not have the right to assign this Note or to assign or delegate any of its rights or obligations hereunder, or any interest herein, without the prior written consent of Payee, and any purported assignment without such consent shall be void and of no effect.
          4.4 Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without regard to its conflict of law principles.
          4.5 Amendments. This Note may only be amended and the observance of any term of this Note may only be waived by written agreement signed by the Makers and the Payee.

ARTICLE 5
WARRANT OF ATTORNEY TO
CONFESS JUDGMENT
          5.1 WARRANT OF ATTORNEY TO CONFESS JUDGMENT. THE MAKERS HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER THE PROTHONOTARY, ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE MAKERS FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER THIS NOTE, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN TEN THOUSAND DOLLARS ($10,000.00), ADDED FOR ATTORNEYS’ COLLECTION FEES. TO THE EXTENT PERMITTED BY LAW, THE MAKERS RELEASE ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF THE HOLDER OF THIS NOTE SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE MAKERS SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS THE HOLDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS NOTE SHALL BE A SUFFICIENT WARRANT THEREFOR THE HOLDER HEREOF MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST THE MAKERS HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON THE MAKERS’ BEHALF FOR ANY REASON, THE HOLDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST THE MAKERS FOR ANY PART OR ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.
          5.2 WAIVER OF TRIAL BY JURY. THE UNDERSIGNED HEREBY EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVE ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND EACH OF THE UNDERSIGNED WILL NOT AT ANY TIME INSIST UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION ARISING IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

     WITNESS the due execution of this Note, intending to be legally bound, on the day and year written above.

HEALTH BENEFITS DIRECT CORPORATION

Name:	Anthony R. Verdi
Title:	Chief Financial Officer and Chief Operating Officer

HBDC II, INC.

Name:	Anthony R. Verdi
Title:	President

INSPRO TECHNOLOGIES, LLC

Name:	Robert J. Oakes
Title:	President and Chief Executive Officer

INSURANCE SPECIALIST GROUP INC.

Name:	Anthony R. Verdi
Title:	President

[Signature page to Secured Promissory Note.]

INSURINT CORPORATION

Name:	Anthony R. Verdi
Title:	President

PLATINUM PARTNERS, LLC

Name:	Anthony R. Verdi
Title:	President

[Signature page to Secured Promissory Note.]